                                                                Exhibit 10.24


                                AMENDMENT NO. 1 TO THE
               AMENDED AND RESTATED 1996 PERFORMANCE STOCK OPTION PLAN
                                          OF
                                 GUITAR CENTER, INC.
                  (FORMERLY GUITAR CENTER MANAGEMENT COMPANY, INC.)


         The Board of Directors of Guitar Center, Inc. (formerly Guitar Center Management Company, Inc.) (the "COMPANY") approved and adopted the Amended and Restated 1996 Performance Stock Option Plan (the "Plan"), effective October 25, 1996.

         As permitted by Section 15 of the Plan, this amendment to the Plan was authorized by resolution of the Board of Directors of the Company on January 15, 1997 and by the written consent of the Requisite Stockholder Shares dated as of January 24, 1997, and, together with the Plan, constitutes the entire Plan as amended to date.

         1. Section 10(a)(iii) of the Plan is hereby deleted and of no further force and effect.

         2. Section 10(a)(iv) is hereby renumbered as Section 10(a)(iii) and is amended to read in its entirety as follows:

         a combination of the methods set forth in clauses (i) and (ii).

         3. This Amendment No. 1 to the Amended and Restated 1996 Performance Stock Option Plan of Guitar Center, Inc. shall become effective contemporaneous with the closing of the Company's initial public offering of common stock pursuant to the Securities Act of 1933, as amended.

         Executed at Agoura Hills, California, as of January 24, 1997.




                             By  /s/ LARRY THOMAS
                                ------------------------------
                                  President



                             By  /s/ BRUCE ROSS
                                ------------------------------
                                  Secretary

         The foregoing is consented to by the undersigned holders of the Requisite Stockholder Shares as of the 24th day of January, 1997.

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By       Chase Capital Partners,
         Its General Partner


By  /s/ DAVID L. FERGUSON
   -----------------------------------
         David L. Ferguson
         General Partner



WELLS FARGO SMALL BUSINESS INVESTMENT COMPANY, INC.


By  /s/ STEVEN W. BURGE
   -----------------------------------
         Steven W. Burge
         Managing Director



WESTON PRESIDIO CAPITAL II, L.P.

By       Weston Presidio Capital Management II, L.P.,
         Its General Partner


By  /s/ MICHAEL P. LAZARUS
   -----------------------------------
         Michael P. Lazarus
         General Partner

SCHERR LIVING TRUST


By  /s/RAY SCHERR
  -----------------------
       Ray Scherr, Trustee


By  /s/JANET SCHERR
  -----------------------
       Janet Scherr, Trustee


RAYMOND SCHERR ANNUITY TRUST


By  /s/DAVID SCHERR
  -----------------------
       David Scherr, Trustee


JANET SCHERR ANNUITY TRUST


By  /s/DAVID SCHERR
  -----------------------
       David Scherr, Trustee


    /s/DAVID SCHERR
-----------------------
David Scherr


BARRY F. SOOSMAN AND JODY L. SOOSMAN REVOCABLE TRUST


By  /s/BARRY SOOSMAN
  -----------------------
       Barry Soosman, Trustee

    /s/LARRY THOMAS
-----------------------
Larry Thomas


    /s/MARTY ALBERTSON
-----------------------
Marty Albertson


GUITAR CENTER INVESTORS FUND, LLC


By  /s/THOMAS R. HEIDENTHAL
  -----------------------
       Thomas R. Heidenthal, Administrative Member


    /s/RICH PIDANICK
-----------------------
Rich Pidanick


    /s/DON KELSEY
-----------------------
Don Kelsey


    /s/GEORGE LAMPOS
-----------------------
George Lampos

DAVE DIMARTINO REVOCABLE LIVING TRUST


By  /s/DAVE DIMARTINO
  -----------------------
       Dave DiMartino, Trustee


  /s/BILL MCGARRY
-----------------------
Bill McGarry


-----------------------
Rod Barger


  /s/ANDY HEYNEMAN
-----------------------
Andy Heyneman

THE MARTIN ALBERTSON ANNUITY TRUST


By  /s/MARTY ALBERTSON
  -----------------------
       Marty Albertson, Trustee


THE LISA ROSE ANNUITY TRUST


By  /s/MARTY ALBERTSON
  -----------------------
       Marty Albertson, Trustee